PACIFIC LIFE FUNDS
  PL REAL ESTATE FUND
  10f-3 Transactions
    Quarter Ended DECEMBER 31, 2010

                    Securities Purchased
     Item                                    Common Stock
(1)  Name of Issuer                          General Growth Properties Inc

(2)    Description of Security (name,
      coupon, maturity, subordination,
      common stock, etc.)                     Common Stock

(3)  Date of Purchase                        11/16/2010

(4)  Date of Offering                        11/16/2010

(5)  Unit Price                              $14.75

(6)  Principal Amount of Total Offering        $1,991,250,000

(7)    Underwriting Spread
      $ (equity) or % (fixed-income)             3.73%

(8)  Names of Syndicate Members           Goldman Sachs & Co, Deutsche Bank
                                        Securities, Wells Fargo Securities,
                                   RBC  Capital Markets, Barclays  Capital,
                                        UBS Investment Bank, Morgan Stanley,
                                        Macquarie Capital, TD Securities,
                                        Piper Jaffray

(9)  Dollar Amount of Purchase
     by the Portfolio                     $925,563

(10)  % of Offering Purchased by
      Portfolio                          0.0465%

(11)  % of Offering Purchased by
      Associated Accounts                5.5955%

(12)  % of Portfolio Assets Applied
        to Purchase                      2.4700%

(13)  Name(s) of Syndicate Members (s)
      from whom Purchased                Deutsche Bank

(14)  Name of Affiliated Underwriter     Morgan Stanley

[PAGE BREAK]


                                   PACIFIC LIFE FUNDS - PL REAL ESTATE FUND
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 12/31/2010

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 1/7/11                                             Signed: /s/ TED BIGMAN
      -------                                                     ------------------
                                                           Name: Ted Bigman
                                                           Title: Managing Director/Fund Manager


PACIFIC LIFE FUNDS
PL REAL ESTATE FUND
10f-3 Transactions
  Quarter Ended DECEMBER 31, 2010

                        Securities Purchased
        Item                                     Common Stock
(1)  Name of Issuer                   Senior Housing Property Trust

(2)    Description of Security (name,
      coupon, maturity, subordination,
      common stock, etc.)                     Common Stock

(3)  Date of Purchase                        12/10/2010

(4)  Date of Offering                        12/10/2010

(5)  Unit Price                              $20.50

(6)  Principal Amount of Total Offering       $256,250,000

(7)    Underwriting Spread
     $ (equity) or % (fixed-income)             4.25%

(8)  Names of Syndicate Members              Jefferies, BofA Merrill Lynch,
                                            Morgan Stanley, Citi, Morgan
                                        Keegan, RBC Capital Markets, UBS
                                            Investment Bank,Wells Fargo
                                        Securities, BB&T Capital Markets,
                                     Janney Montgomery Scott, Oppenheimer
                                            & Co.

(9)  Dollar Amount of Purchase by
     the Portfolio                            $55,555

(10)  % of Offering Purchased
      by Portfolio                           0.0217%

(11)  % of Offering Purchased by
      Associated Accounts                    3.9783%

(12)  % of Portfolio Assets Applied
      to Purchase                            0.1400%

(13)  Name(s) of Syndicate Members (s)
      from whom Purchased                    Jefferies & Co.

(14)  Name of Affiliated Underwriter         Morgan Stanley


[PAGE BREAK]


                                   PACIFIC LIFE FUNDS - PL REAL ESTATE FUND
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 12/31/2010

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 1/7/11                                             Signed: /s/ TED BIGMAN
      -------                                                     ------------------
                                                           Name: Ted Bigman
                                                           Title: Managing Director/Fund Manager

  PACIFIC LIFE FUNDS
  PL REAL ESTATE FUND
  10f-3 Transactions
    Quarter Ended DECEMBER 31, 2010
                           Securities Purchased
     Item                                 Common Stock
(1)  Name of Issuer                          HCP Inc.

(2)    Description of Security (name,
      coupon, maturity, subordination,
      common stock, etc.)                        Common Stock

(3)  Date of Purchase                           12/14/2010

(4)  Date of Offering                           12/14/2010

(5)  Unit Price                                 $32.00

(6)  Principal Amount of Total Offering           $1,280,000,000

(7)    Underwriting Spread
     $ (equity) or % (fixed-income)               4.00%

(8)  Names of Syndicate Members              BofA Merrill Lynch, Citi,
                                   J.P. Morgan,Wells Fargo Securities,
                                 UBS Investment Bank, Barclays Capital,
                              Credit Agricole CIB, Credit Suisse,
                                Goldman Sachs & Co, KeyBanc Capital
                                 Markets, RBS, Scotia Capital,
                                      Deutsche Bank Securities, Morgan
                                Stanley, BNY Mellon Capital Markets LLC,
                                Piper Jaffray, PNC Capital Markets LLC,
                                      SunTrust Robinson Humphrey,
                                        Morgan Keegan

(9)  Dollar Amount of Purchase by
     the Portfolio                               $120,000

(10)  % of Offering Purchased
      by Portfolio                              0.0094%

(11)  % of Offering Purchased by
      Associated Accounts                       1.8031%

(12)  % of Portfolio Assets Applied
      to Purchase                               0.3200%

(13)  Name(s) of Syndicate Members (s)
      from whom Purchased                      BofA Merrill Lynch

(14)  Name of Affiliated Underwriter           Morgan Stanley


[PAGE BREAK]



                                   PACIFIC LIFE FUNDS - PL REAL ESTATE FUND
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 12/31/2010

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 1/7/11                                             Signed: /s/ TED BIGMAN
      -------                                                     ------------------
                                                           Name: Ted Bigman
                                                           Title: Managing Director/Fund Manager


  PACIFIC LIFE FUNDS
  PL SHORT DURATION BOND FUND
  10f-3 Transactions
  Quarter Ended - March 31, 2011

     Item                                      Securities Purchased

(1)  Name of Issuer                            Dominion Resources Inc

(2)  Description of Security (name,
     coupon, maturity, subordination,
     common stock, etc.)                       D  1.80%, 03/15/14

(3)  Date of Purchase                          03/02/2011

(4)  Date of Offering                          03/02/2011

(5)  Unit Price                                $99.944

(6)  Principal Amount of Total Offering        $400,000,000

(7)  Underwriting Spread
     $ (equity) or % (fixed-income)             0.40%

(8)  Names of Syndicate Members                 Citi,
                                                Goldman Sachs & Co,
                                                JP Morgan,
                                                Scotia Capital

(9)  Dollar Amount of Purchase by the Portfolio      $224,874

(10)  % of Offering Purchased by Portfolio            0.06%

(11)  % of Offering Purchased by Associated Accounts  6.64%

(12)  % of Portfolio Assets Applied to Purchase       0.20%

(13)  Name(s) of Syndicate Members (s) from
      whom Purchased                       Citigroup Global Markets Inc

(14)  Name of Affiliated Underwriter                Goldman Sachs & Co


[PAGE BREAK]


                                   PACIFIC LIFE FUNDS - PL SHORT DURATION BOND FUND
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 3/31/2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 4/25/11                                             Signed: /s/ JAMES P. MCCARTHY
      -------                                                     ------------------
                                                           Name: James P. McCarthy
                                                           Title: Managing Director


  PACIFIC LIFE FUNDS
  PL SHORT DURATION BOND FUND
  10f-3 Transactions
  Quarter Ended - March 31, 2011


     Item                                        Securities Purchased

(1)  Name of Issuer                              Johnson Controls Inc

(2)  Description of Security (name, coupon,
     maturity, subordination, common
     stock, etc.)                                 JCI  1.75%, 03/01/14

(3)  Date of Purchase                             02/01/2011

(4)  Date of Offering                             02/01/2011

(5)  Unit Price                                    $99.967

(6)  Principal Amount of Total Offering           $450,000,000

(7)  Underwriting Spread
     $ (equity) or % (fixed-income)                 0.45%

(8)  Names of Syndicate Members   BofA Merrill Lynch,JP Morgan, Citi,
                                 Goldman, Sachs & Co, US Bancorp,
                                Banca IMI, Barclays Capital,
                               Commerzbank, Credit Agricole CIB,
                             Danske Markets Inc, Ing,  Mitsubishi
                            UFJ Securities, Standard Chartered Bank,
                            Wells Fargo Securities, BBVA Securities,
                             RBS, TD Securities, UniCredit Capital
                               Markets

(9)  Dollar Amount of Purchase by the Portfolio          $324,893

(10)  % of Offering Purchased by Portfolio               0.07%

(11)  % of Offering Purchased by Associated Accounts     6.60%

(12)  % of Portfolio Assets Applied to Purchase          0.29%

(13)  Name(s) of Syndicate Members (s) from
      whom Purchased                                   JPMorgan

(14)  Name of Affiliated Underwriter           Goldman, Sachs & Co.


[PAGE BREAK]


                                   PACIFIC LIFE FUNDS - PL SHORT DURATION BOND FUND
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 3/31/2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 4/25/11                                             Signed: /s/ JAMES P. MCCARTHY
      -------                                                     ------------------
                                                           Name: James P. McCarthy
                                                           Title: Managing Director

  PACIFIC LIFE FUNDS
  PL REAL ESTATE FUND
  10f-3 Transactions
  Quarter Ended March 31, 2011

                                       Securities Purchased
     Item                               Common Stock

(1)  Name of Issuer                     Mack-Cali Realty Corp.

(2)  Description of Security (name,
     coupon, maturity, subordination,
     common stock, etc.)                  Common Stock

(3)  Date of Purchase                     02/15/2011

(4)  Date of Offering                     02/15/2011

(5)  Unit Price                           $33.00

(6)  Principal Amount of Total Offering   $206,250,000

(7)  Underwriting Spread
     $ (equity) or % (fixed-income)       $1.32

(8)  Names of Syndicate Members        BofA Merrill Lynch,
                                   Deutsche Bank Securities,
                                   J.P. Morgan, BNY Capital
                                Markets LLC,   Capital One
                               Southcoast, Citi, Comerica
                               Securities, Mitsubishi UFJ
                             Securities, Piper Jaffray, PNC
                             Capital Markets LLC, RBS, Scotia
                           Capital, SunTrust Robinson Humphrey

(9)  Dollar Amount of Purchase
     by the Portfolio                       $56,760

(10)  % of Offering Purchased by
      Portfolio                              0.0275%

(11)  % of Offering Purchased
      by Associated Accounts                 3.1725%

(12)  % of Portfolio Assets
      Applied to Purchase                     0.1300%

(13)  Name(s) of Syndicate
      Members (s) from whom Purchased       Merrill Lynch

(14)  Name of Affiliated
      Underwriter                         Mitsubishi UFJ
                                           Securities


[PAGE BREAK]


                                   PACIFIC LIFE FUNDS - PL REAL ESTATE FUND
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 3/31/2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 5/17/11                                             Signed: /s/ TED BIGMAN
      -------                                                     ------------------
                                                           Name: Ted Bigman
                                                           Title: Managing Director/Fund Manager

  PACIFIC LIFE FUNDS
  PL REAL ESTATE FUND
  10f-3 Transactions
  "Quarter Ended March 31, 2011"

    Securities Purchased

            Item                          Common Stock
(1)  Name of Issuer                          HCP Inc.

(2)  Description of Security (name,
      coupon, maturity, subordination,
      common stock, etc.)                   Common Stock

(3)  Date of Purchase                         03/22/2011

(4)  Date of Offering                         03/22/2011

(5)  Unit Price                                $36.90

(6)  Principal Amount of Total Offering       "$1,107,000,000"

(7)  Underwriting Spread
      $ (equity) or % (fixed-income)            $1.107

(8)  Names of Syndicate Members    BofA Merrill Lynch, Citi,
                                   J.P. Morgan, UBS Investment Bank,
                                  Wells Fargo Securities, Credit
                                       Agricole CIB, Credit Suisse,
                               Goldmans Sachs & Co, Morgan Stanley,
                            BNY Capital Markets LLC, KeyBanc Capital
                            Markets, PNC Capital Markets LLC.
                            Piper Jaffray, RBS, Scotia Capital,
                            Suntrust Robinson Humphrey, CSCA,
                                               Morgan Keegan

(9)  Dollar Amount of Purchase
     by the Portfolio                          $122,139

(10)  % of Offering Purchased by Portfolio      0.0110%

(11)  % of Offering Purchased by
      Associated Accounts                       2.1890%

(12)  % of Portfolio Assets Applied
      to Purchase                               0.3000%

(13)  Name(s) of Syndicate Members (s)
from whom Purchased                           Merrill Lynch

(14)  Name of Affiliated Underwriter          Morgan Stanley


                                   PACIFIC LIFE FUNDS - PL REAL ESTATE FUND
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED 3/31/2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 5/17/11                                             Signed: /s/ TED BIGMAN
      -------                                                     ------------------
                                                           Name: Ted Bigman
                                                           Title: Managing Director/Fund Manager